Exhibit 10.1 NeoPhoconics (China) Co., Ltd. Labor Contract Printed in May 2011 Employer: (hereinafter referred to as Party A) Employee: (hereinafter referred to as Party B) Name: NeoPhoconics (China) Co., Ltd. Name: CHEUNG, CHI YUE Type of Corporation: Hong Kong Invested Gender: Male Age: 49 Address: NeoPhotonics Building, 8 Keji ID Card ( Passport ) No.H0714306401 South 12th Road, South Hi-Tech Industry Park, Shen Zhen Legal Representative：Timothy S.Jenks Domicile：Shenzhen TEL：0755-26748225 Registered Permanent Residence : Hong Kong In accordance with the Labor Law of the People's Republic of China, Labor Contract Law of the People's Republic of China and Regulations of Shenzhen Economic Zone on Labor Contract, as well as other relevant laws and regulations, the Parties enter into this contract based on the principles of legality, justice, equality, free will, negotiated consensus and good faith. Type, Term and Probation Period of Labor Contract Article 1 The Parties agree to determine the type, term and probation period of the labor contract according to the second methods: 1. This contract is a fixed term contract, and the effective date of the contract is from_________to_________ including a probation period of_________ months. 2. This contract is a non-fixed term contract, the effective date of the contract will be from July 1, 2016. 3. The term of this contract shall be based on the completion of a certain work task.. The symbol of completing work task is _________. Or otherwise agreed by both parties in writing, indicating the work tasks to be completed by Party B and indicating the completion of work tasks. Work Cope and Workplace Article 2 Party B agrees to work on the position of Chief Operating Officer, based on the business needs of Party A. The location of work is in Shenzhen Economic Zone, provided that Party B may be on business trips in and out of China.

The specific jobs and duties of Party B's position shall be determined according to the position duties specified in the rules and regulations of Party A or otherwise agreed by both parties. If Party A reaches an agreement through consultation with Party B, Party A will have the right to adjust the job position, duties and working location of Party B in accordance with the needs of the operation and management. Article 3 Party B shall, based on the requirements of Party A, conduct the stipulated quantity of work on time and meet the stipulated quality standards. During the labor contract valid period between the Parties, without Party A's written permission, Party B shall not be employed by any other company, nor shall he provide paid services for any other company, nor shall he be engaged in any business activity (except for non-business investment activities such as purchasing valuable securities and investment funds during his/her non-working time). Labor Remuneration Article 4 Party B shall have the right to obtain labor remuneration deserved after Party B normally attends work and performs normal work. The wage calculation and payment method set forth in the preceding clause (1) shall be implemented for the position of Party B. (Salary payable prior to tax, monetary unit is RMB) 1. Monthly salary form: the salaries for Party B's normal working hours see the salary adjustment list, of which the salaries for the probation period are RMB_____per month, post allowance is RMB_____, service allowance is RMB_____, skill allowance is RMB_____ and management allowance is RMB_____. If Party A arranges Party B to work overtime, Party A shall pay overtime wages or arrange overtime leave for Party B in accordance with the law on the basis of 1 RMB/hour for Party B's normal working hours. 2. Time formula: Party B's wage for normal working hours shall be RMB_____/hour, of which the probation period shall be RMB_____/month. The wage for normal working hours shall be RMB_____/month. The wage for normal working hours shall not be lower than the national minimum wage standard. If the minimum wage standard is adjusted, the adjusted standard shall prevail. If Party A arranges for Party B to work overtime, Party A shall pay overtime wages to Party B in accordance with law based on the wages in the normal working hours (for overtime work during the probation period, the corresponding wages during the probation period shall be used as the base). 3. Party B's lump sum salary is RMB_____/month (the salary for the probation period is RMB_____ /month). Such lump sum wage shall include wage for normal working hours and overtime wage, but the converted wage for normal working hours shall not be lower than the minimum wage announced by the Shenzhen Government in the current year. 4.Other forms of: wages

Party A shall be entitled (but not obliged) to increase the remuneration of Party B in accordance with its normal salary adjustment system. Party A shall have the right to adjust the labor remuneration of Party B in accordance with the salary system for the Party B's position upon an agreement with Party A between Party A and Party B. Party A shall be entitled to deduct and withhold the individual income tax, social insurance premium and other taxes that Party B shall undertake from Party B's remuneration directly in accordance with the law. Article 5 Party A shall pay Party B wages in the form of currency on a monthly basis. In principle, the 7th day of the month shall be the pay day for the previous month, and under special circumstances, it shall not be later than the 15th day of the same month. Article 6 When Party A extends Party B's working hours, requests Party B to work on off days or statutory holidays, Party A shall arrange compensatory time-off for Party B or pay corresponding labor remuneration. Working Hours, Off Days and Vacations Article 7 Party A carries out a working hour system of 8 working hours a day and 40 working hours a week. Party A shall reasonably arrange Party B's rest and vacation time according to relevant laws and regulations and company's rules. The specific working hours and off hours for Party B each day shall be implemented according to Party A's rules and regulations and/or specific arrangement of Party A. Article 8 Due to business needs, Party A requests Party B to extend Party B's working hours or to work overtime on holidays, Party B shall obey Party A's uniform arrangement; Party A shall pay Party B overtime remuneration according to relevant laws and regulations to ensure the lawful rights and interests of Party B. Article 9 Overtime work shall be confirmed and approved by Party A, otherwise Party B shall not be deemed as overtime work, and Party B shall not be entitled to overtime remuneration. Article 10 Party B shall be entitled to statutory holidays, annual leave, marriage leave, maternity leave, compassionate leave and other vacations according to the laws. Labor Protection, Working Conditions and Protections Against Occupational Hazard Article 11 Party A shall provide Party B with a labor condition and a safe and healthy work environment in conformity with relevant national, provincial and municipal provisions on labor protection and provide Party B with necessary labor protection articles in accordance with the characteristics of enterprise production and operation and relevant provisions. Party B shall wear the said labor protection articles strictly as required and cooperate with Party A in all labor protection work. Party A shall provide female employees and juvenile employees with special labor protection in accordance with relevant national, provincial and municipal laws and regulations.

Article 12 Party A shall, in accordance with law, perform its obligation of informing Party B of any position that may cause occupational hazards and shall prevent occupational hazards during work; Party B shall strictly observe relevant operation procedures and safety system, etc., and actively cooperate with Party A in the prevention of occupational hazards. Article 13 Party A shall provide Party B with necessary education and training on professional skills, safety and sanitation, rules and regulations, etc. Party B shall seriously participate in the necessary education and training organized by Party A. Social Insurance Article 14 Parties shall participate in social insurance and pay social insurance premium according to relevant laws and regulations of the state, province and Shenzhen. Labor Discipline Article 15 Party B shall conscientiously abide by the laws, regulations, stipulations, normative documents and professional ethics effectively implemented by the state, province and city, and vindicate Party A's reputation and interests. Party A shall be entitled to check and supervise Party B's fulfillment of obligations and provide reward/punishment in accordance with the relevant regulations. Article 16 Party A shall establish and improve various internal rules and regulations in accordance with the law. Party A shall publicize or inform the employees the set or changed internal rules and regulations of Party A, Party B shall obey strictly. Article 17 Without Party A's agreement, Party B shall not engage in any second occupation or activity which conflict with the interest of Party A. For the purpose of protecting Party A's business secrets and intellectual property rights, Party A may request Party B to sign a non-competition agreement with Party A during the validity or termination of the labor contract and may stipulate that Party B shall comply with such agreement within the non-competition period after the termination or expiration of the labor contract. Article 18 Party B shall strictly keep Party A's business secrets and respect Party A's intellectual property right. Party B shall obey any written or unwritten non-disclosure regulations, rules and regulations, and fulfill the non-disclosure obligations related to his/her position. The non-disclosure obligations of Party B shall not be eliminated, reduced, or exempted due to the termination or expiration of the labor contract between Party A and Party B. The non-disclosure period for the non-disclosure or non-disclosure of Party A's business secrets that Party B has known or has access to during the term of employment shall continue until Party A announces that the secret or information is declassified, or the confidential information is actually open to the public (except for the disclose or disclosure made by Party B without authorized authorization). For job needs, Party A can negotiate and sign a non-disclosure agreement with Party B, and Party B shall strictly obey this non-disclosure agreement concluded with Party A. Party A and Party B hereof confirm that to strictly keep Party A's business secrets and respect Party A's intellectual property right is the most basic professional ethics of Party

B. Any violation of this non-disclosure regulation by Party B shall constitute a serious breach of the rules and regulations of the employer, and Party B shall compensate all losses (including direct losses, indirect losses, actual losses, and loss of anticipated profit) of Party A due to his/her breach of this confidentiality regulation. Meanwhile, Party B agrees that Party A has taken into full consideration of Party B's non-disclosure obligation during and after the termination of employment at the time of determining the salary of Party B. The non-disclosure fee is included in the salary of Party B. Therefore, Party A shall not be obligated to pay any non-disclosure fee to Party B during and after the termination of employment with Party B. Article 19 Party A shall have the right to impose disciplinary and/or economic punishment on Party B or even terminate the Contract in accordance with relevant national, provincial and municipal regulations and rules and regulations of the employer in the event that Party B violates labor disciplines or rules and regulations of the employer. Termination and Expiration of the Labor Contract Article 20 Termination of the labor contract means the legal action which, after the conclusion of the labor contract and before the full performance of the contract, causes one or both parties to terminate the labor relations in advance due to certain reasons. Article 21 Party A and Party B hereof have the right to terminate the Labor Contract in accordance with the provisions of the state, provincial or municipal laws, regulations and rules that apply to both parties. In case either party terminates the contract in violation of the provisions and rules, such party shall compensate the other party financially and compensate the other party economically. Article 22 Party A has the right to terminate the Labor Contract without paying any advance notice deposit or economic compensation to Party B under any of the following circumstances: 1. During the probationary period, Party B is proved not to meet the employing requirements; 2 . Party B seriously violates Party A's rules and regulations; 3. Party B seriously neglects his duty, engages in embezzlement, and causes severe losses to Party A's interests; 4. Party B concurrently establishes an employment with other employer (s), severely hampering his/her ability to complete his/her duties with Party A, or Party B refuses to rectify the matter following a request to do so by Party A; 5. Labor Contract is deemed null and void as a result of the use of fraud, coercion or exploitation of the unfavorable position of the other party, resulting in the conclusion or modification of the Labor Contract against the true intentions of the other party; or 6 . Party B is being pursued for criminal liabilities. Party A and Party B hereof agree that, if Party B violates the national, provincial or municipal regulations or the rules and regulations of Party A, which would give rise to the penalty of expulsion, dismissal or termination of the labor contract against Party B, Party B's violation shall be regarded as a material violation of the rules and regulations of the State, province or city. Article 23 The labor contract shall expire under any of the following circumstances: 1. The term of the labor contract expires; 2. Party B has started to enjoy basic pension insurance treatment; 3. Party B dies, or is declared dead, deceased, or missing by the People's Court; 4. Party A is declared bankrupt or bankrupt in accordance with the law; 5. Party A's business license is revoked, or Party A is ordered to close or is closed down, or Party A determines to dissolve before the schedule; or 6 . Other circumstances stipulated by the law, or regulations Party A and Party B hereof agree that, if Party B is still employed by Party A but the labor contract between the Parties has not yet been terminated after the expiration of the labor contract, this contract will continue to be binding to both parties except the agreed upon term of contract until the parties have not renewed this contract or notified the other party of termination of the labor contract. Article 24 Party B shall hand over the job to Party B according to the agreement by both parties or the relevant regulations and requirements of Party A, if the Parties intend to terminate or terminate this contract. Party A shall issue a written certificate to Party B and make the file and social insurance transfer procedures for Party B according to the law. Liability for Breach of Contract Article 25 The breaching party shall assume the liability for compensation in accordance with the laws, decrees and relevant regulations of national, provincial and city if any loss or damage occurs to the other party due to breach of this contract. Article 26 In addition, the Parties agree on the following liability for breach of contract: 1. Before signing the labor contract, Party B shall disclose to Party A his or her basic information that directly relates to this labor contract and the situation obtained from Party B by Party A. Party A shall have the right to immediately terminate this labor contract and terminate this labor contract if the personal information and materials provided by Party B are found untrue. Party A shall have the right to deem that Party B is proved to be unqualified for this job and terminate this labor contract immediately. 2. If Party B intends to terminate this labor contract during the term of the labor contract subject to providing 30 days' prior notification to Party A in writing. However, Party B fails to comply with such notification, Party B shall compensate Party A for all the losses resulting from such termination (such losses include but are not limited to the direct and indirect losses resulting from the inconveniences of Party A's operations and management resulted from Party B's abrupt departure, recruitment and training fees incurred by Party A in case of temporarily recruiting any other person or persons in lieu of Party B's position, etc.); If it is difficult to calculate the loss accurately, the compensation payable to Party A shall be equivalent to one month salary of Party B (refers to the average monthly salary of Party B for the 12 months prior to the departure). Other Matters Agreed upon by the Parties Article 27 The rules and regulations of Party A (including but not limited to the Employee Handbook, responsibilities and safety standards of posts, etc.), the Training and Service Agreement, Non-disclosure Agreement and any other agreements or documents related to the Labor Contract signed or agreed upon by the Parties during the existence of the Labor Contract shall constitute main appendix of the Labor Contract and shall have the same legal force as the terms and conditions hereof. Article 28 Party B confirms that when Party A recruits Party B, Party A has truthfully informed Party B of the job description, working conditions, working location, occupational hazards, conditions of safety production, labor remuneration and other information requested by Party B. Article 29 The current laws and regulations shall prevail if there are items not covered by this contract or any terms hereof that are in conflict with current laws and regulations. Settlement of Labor Dispute Article 30 If there is any dispute arising from the contract or have labor dispute between the Parties, it should first be resolved through amicable negotiation. If the negotiation fails, either party can submit the dispute to the Labor Dispute Arbitration Committee at Party A's location for labor arbitration. Both parties must comply with the arbitration award if both parties agree to it. If either party disagrees with the arbitration award, it can file a lawsuit in the People's Court at Party A's location. Supplementary Provisions Article 31 IN WITNESS WHEREOF, the parties have executed this contract in duplicate with each Party hold one copy. The Contract shall take effect upon signing (or sealing) by the Parties. Seal of Party A Signature of Party B Seal of Representative Fingerprint of Party B Date of Signing the Contract: June 13, 2016

Signed by: Tim Jenks /s/Tim Jenks Dated: June 13, 2016 Signed by: Raymond Cheung /s/ Raymond Cheung Dated: June 13, 2016 I have received one set of each of the materials listed in the following two items: I 、 Labor Contract: II 、 Agreement on Confidentiality of Trade Secrets and Intellectual Property Ownership Receipt: Date: